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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   July 26, 2004
(Date of Earliest Event Reported)

HUMANA INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State of Incorporation)	1-5975 (Commission File Number)	61-0647538 (I.R.S. Employer Tax Identification No.)

500 West Main Street
Louisville, KY 40202
(Address of principal executive offices, including zip code)

(502) 580-1000
(Registrant's telephone number, including area code)

Item 12.  Results of Operations and Financial Condition.

       An earnings release for the period ending June 30, 2004 was issued by Humana Inc. this morning, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.
BY: /s/ Arthur P. Hipwell Arthur P. Hipwell Senior Vice President and General Counsel

Date:    July 26, 2004

INDEX TO EXHIBITS

Number                                         Description

    99                    Earnings Release, dated July 26, 2004, issued by the Company